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                                                                    EXHIBIT 10.2



        FOURTH AMENDMENT dated as of March 16, 2000 (the "Fourth Amendment") to the NOTE AGREEMENT dated as of April 12, 1995, as amended by the First Amendment dated as of September 12, 1997, the Second Amendment dated as of September 15, 1998 and the Third Amendment dated as of March 23, 1999 (as amended, the "Agreement") by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation formerly known as New AmeriGas Propane, Inc. (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation and successor by merger to Petrolane Incorporated, a California corporation ("Petrolane"; the Company, the General Partner and Petrolane being hereinafter collectively referred to as the "Obligors"), and each of the noteholders listed in Schedule I to the Agreement as amended hereby (the "Holders").

        WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

                1. Amendments to the Agreement. Effective as of the Effective Date (as hereinafter defined), the Agreement is hereby amended as follows:

                1.1 The definition of "Average Consolidated Pro Forma Debt Service" contained in Section 13.1 is hereby amended and restated in its entirety to read as follows:

        "Average Consolidated Pro Forma Debt Service" means as of any date of determination, the average amount payable by the Company and the Restricted Subsidiaries on a consolidated basis during all periods of four consecutive calendar quarters, commencing with the calendar quarter in which such date of determination occurs and ending June 30, 2010, in respect of scheduled interest (but not principal) payments with respect to all Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed on such date to be incurred and to the substantially concurrent repayment of any other Indebtedness (a) including actual payments of Capital Lease obligations, (b) assuming, in the case of Indebtedness (other than Indebtedness referred to in clause (c) below)) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate actually in effect on such date will remain in effect throughout such period, and (c) including only actual interest payments associated with the Indebtedness incurred pursuant to Section 10.1(e) during the most recent four consecutive calendar quarters.

                1.2 The definition of "Consolidated Pro Forma Debt Service" contained in Section 13.1 is hereby amended and restated in its entirety to read as follows:

        "Consolidated Pro Forma Debt Service" means as of any date of determination, the total amount payable by the Company and the Restricted Subsidiaries on a consolidated basis during the four consecutive calendar quarters next succeeding the date of determination, in respect of scheduled interest (but not principal) payments with respect to Indebtedness of the Company and


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the Restricted Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed on such date to be incurred and to the substantially concurrent repayment of any other Indebtedness (a) including actual payments of Capital Lease obligations, (b) assuming, in the case of Indebtedness (other than Indebtedness referred to in clause (c) below) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate actually in effect on such date will remain in effect throughout such period, and (c) including only actual interest payments associated with the Indebtedness incurred pursuant to Section 10.1(e) during the most recent four consecutive calendar quarters.

                2. Conditions to Effectiveness of this Fourth Amendment. This Fourth Amendment shall become effective only upon the satisfaction in full (or waiver by the Required Holders) of the following conditions precedent (the first date upon which each such condition shall have been so satisfied or waived being herein referred to as the "Effective Date"):

                (a) No Defaults. On the Effective Date (after giving effect to this Fourth Amendment), no Default or Event of Default shall have occurred and be continuing.

                (b) Fourth Amendment. Each of the Obligors and the Required Holders shall have executed this Fourth Amendment, and counterparts hereof bearing the signatures of the Obligors shall have been delivered to the Holders together with a notice from the Company to each Holder as to the satisfaction of this condition.

                (c) Fee. The Company shall have paid to each Holder a fee equal to the product of (a) 0.00075 and (b) the outstanding principal amount of the Notes (as defined in the Agreement) held by such Holder on March 27, 2000.

                3.      Direction Notices.

                (a) Each of the Holders which executes this Amendment, by its execution of this Amendment, confirms that it has received each of the documents identified on Schedule A hereto, which documents have been distributed by the Obligors to satisfy the requirement to distribute a copy of the proposed New Parity Debt Agreements and to deliver evidence that the incurrence of the Indebtedness evidenced by the notes (the "Series E Notes") issued in an aggregate principal amount not exceeding $80,000,000 pursuant to the Series E Note Agreement (as defined below) complies with Section 10.1(f) of the Agreement as of the issuance date as set forth in Section 6(a)(ii) of the Intercreditor Agreement.

                (b) Each of the Holders which executes this Amendment, by its execution of this Amendment, hereby (1) agrees that, upon the satisfaction of the conditions set forth below, the conditions to the Obligors' designation of the Series E Notes as Parity Debt set forth in Section 6(a) of the Intercreditor Agreement (assuming the accuracy of the representations and warranties made by the Obligors therein) will have been satisfied and (2) thereupon authorizes and directs the Collateral Agent to confirm in writing to the New Parity Lenders or the New Parity Agent, if any (as such terms are defined in the Supplement), that the conditions set forth in Section 6(a) have been satisfied with respect to that certain Note Agreement, to be dated as of March 15, 2000, among the Company, the General Partner and the purchasers named in Schedule



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I thereto, relating to the Series E Notes (the "Series E Note Agreement"), such
Series E Note Agreement to be in the form delivered to the Holders pursuant to
Section 3(a) above, with no material modifications thereof (provided that the completion of certain currently blank provisions shall not constitute a material modification):

                (i) The Collateral Agent shall have received a supplement (the "Supplement") to the Intercreditor Agreement in the form of Exhibit A to the Intercreditor Agreement, executed and delivered by the Obligors, the New Parity Lenders and the New Parity Agent, if any (as each such term is defined in the Supplement), with no modifications thereto other than minor, nonmaterial changes necessary to identify the Series E Notes transaction.

                (ii) The Collateral Agent shall have received an Officer's Certificate (as defined in the Intercreditor Agreement, an "Officer's Certificate") of the Borrowers to the effect that (A) Sections 9.3(b) and 10.7(c) of the Series E Note Agreements are substantially identical to (including without limitation with respect to amounts to be prepaid), and not in conflict or inconsistent with (1) Section 9.3(b) of the Note Agreements and
Section 2.7(c) of the Credit Agreement with respect to Excess Taking Proceeds (as defined in the Intercreditor Agreement) or (2) Section 10.7(c) of the Note Agreements and Section 8.8(c) of the Credit Agreement with respect to Excess Sale Proceeds (as defined in the Intercreditor Agreement) and (B) the incurrence of the Series E Notes complies with the terms of Section 10.1(a), 10.1(b), 10.1(e) or 10.1(f) of the Note Agreements and Section 8.l(a), 8.l(b), 8.l(e) or 8.1(f) of the Credit Agreement.

                (iii) The Collateral Agent shall have received an Officer's Certificate of the Obligors to the effect that all state and local stamp, recording, filing, intangible and similar taxes or fees which are payable in connection with the inclusion of the Series E Notes as Obligations (as defined in the Intercreditor Agreement) shall have been paid.

                (iv) The Collateral Agent shall have received an Officer's Certificate of the Obligors to the effect that no General Event of Default shall have occurred and be continuing as of the date of the Supplement and as of the Parity Effective Date.

                (v) The Company shall have delivered to each of the Holders an amendment to Section 1 of the Credit Agreement providing for substantially the same definitions of "Average Consolidated Pro Forma Debt Service" and "Consolidated Pro Forma Debt Service" as are set forth in Section 13 of the Agreement after giving effect to this Fourth Amendment.

                (vi) The Collateral Agent and the Obligors shall have received counterpart execution copies of a Direction Notice executed and delivered by the Requisite Percentage, as required under the Intercreditor Agreement.

                4. Agreement; Terms. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and this Fourth Amendment shall not be deemed to waive or amend any provision of the Agreement or the Intercreditor Agreement except as expressly set forth herein. As used in the Agreement, the terms "this Agreement," "herein," "hereinafter," "hereunder," "hereto" and words of similar import shall mean and refer to, from and after the Effective Date, unless the



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context otherwise specifically requires, the Agreement as amended by this Fourth
Amendment. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement or, in the case of Section 3 above, the Intercreditor Agreement.

                5. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

                6. Counterparts. This Fourth Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Fourth Amendment by delivering by facsimile transmission a signature page of this Fourth Amendment signed by such party, and such facsimile signature shall be treated in all respects as having the same effect as an original signature.

                7. Expenses. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Holders in connection with the preparation of this Fourth Amendment, including, but not limited to, the reasonable fees, charges and disbursements of one outside special counsel for the Holders as provided for in Section 16.1 of the Agreement.

                8. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflicts of law rule which might result in the application of the laws of any other jurisdiction).

                9. Ratification and Confirmation of Security Documents. The Company hereby ratifies and confirms the provisions of the Security Documents for the benefit from time to time of the holders of the Notes.



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        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date first above written.



                       AMERIGAS PROPANE, L.P.

                       By:  AmeriGas Propane, Inc.,
                            its General Partner

                       By:  /s/  Martha B. Lindsay
                            -------------------------------------
                            Martha B. Lindsay
                            Vice President - Finance and Chief Financial Officer

                       AMERIGAS PROPANE, INC.

                       By:  /s/  Martha B. Lindsay
                            -------------------------------------
                            Martha B. Lindsay
                            Vice President - Finance and Chief Financial Officer

                       PETROLANE INCORPORATED

                       By:  /s/  Martha B. Lindsay
                            -------------------------------------
                            Martha B. Lindsay
                            Vice President - Finance


                [Remainder of this page intentionally left blank]








           [SIGNATURE PAGE TO FIRST AMENDMENT TO 1999 NOTE AGREEMENT]
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                       THE PRUDENTIAL INSURANCE COMPANY OF
                            AMERICA (registered holder of Notes #RA-1, RA-2, RA-4 and RA-5)

                       By:
                            -------------------------------------
                            Name:
                            Title:

                       PRUCO LIFE INSURANCE COMPANY OF
                            AMERICA (registered holder of Note #RA-3)

                       By:
                            -------------------------------------
                            Name:
                            Title:

                       METROPOLITAN LIFE INSURANCE COMPANY
                       (registered holder of Note #RB-1)

                       By:  /s/  Gerald P. Karcos
                            -------------------------------------
                            Name: Gerald P. Karcos
                            Title: Director

                       EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                             U.S. (registered holder of Note #RC-1)

                       By:  /s/  Robert Bayer
                            -------------------------------------
                            Name: Robert Bayer
                            Title:  Investment Officer

                       CIG & CO (registered holder of Notes #RC-2,
                            RC-3, RC-4, RC-6, RC-7, RC-12, RC-13 and RC-14
                            (beneficially owned by Connecticut General Life Insurance Company, Century Indemnity Company, ACE Property and Casualty Insurance Company, Life Insurance Company of North America and Connecticut General Life Insurance Company))

                       By:  /s/  Stephen H. Wilson
                            -------------------------------------
                            Name:  Stephen H. Wilson
                            Title:  Managing Director




           [SIGNATURE PAGE TO FIRST AMENDMENT TO 1999 NOTE AGREEMENT]

                       TEACHERS INSURANCE & ANNUITY ASSOCIATION OF
                            AMERICA (registered holder of Note #RC-10)

                       By:  /s/  John C. Litchfield, Jr.
                            -------------------------------------
                            Name:  John C. Litchfield, Jr.
                            Title:  Managing Director

                       TRAL & CO (registered holder of Note #RC-11
                            (beneficially owned by Travelers Insurance Company))

                       By:
                            -------------------------------------
                            Name:
                            Title:


                       CUDD & CO (registered holder of Note #RC-16
                            (beneficially owned by Lincoln National Life
                            Insurance Company))

                       By:
                            -------------------------------------
                            Name:
                            Title:




           [SIGNATURE PAGE TO FIRST AMENDMENT TO 1999 NOTE AGREEMENT]

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                                   Schedule A


1.      A copy of the proposed Note Agreement in respect of the Series E Notes;

2. Evidence that the incurrence of the Indebtedness evidenced by the Series E Notes complies with Section 10.1(f) of the Agreement as of the issuance date; and

3. A copy of the Summary of Terms of the Series E Notes as set forth in the Offering Memorandum in respect thereof.